UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

WK Kellogg Co

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareowners of WK Kellogg Co, a Delaware corporation (the “Company”), with a definitive proxy statement related to the proposed transaction with Ferrero International S.A., a Luxembourg public limited company (“Parent”), in which Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”), will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 10, 2025 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents:

1.	Connection Session powerpoint slides from a presentation provided to employees of the Company on July 10, 2025.

2.	A screenshot of a social media post that was posted on LinkedIn on July 10, 2025.

3.	A script of the Chief Executive Officer (“CEO”) of the Company in connection with a video provided to employees of the Company on July 10, 2025.

4.	A communications guide (including a sample outreach email, talking points and questions and answers) for leadership community members of the Company provided on July 10, 2025.

5.	A communications guide (including a sample outreach email, talking points and questions and answers) for human resources managers of the Company provided on July 10, 2025.

6.	A communications guide (including talking points and questions and answers) for plant directors of the Company provided on July 10, 2025.

7.	A communications guide (including talking points and questions and answers) for employees of the Company in contact with retirees of the Company provided on July 10, 2025.

8.	An email from the CEO of the Company provided to salaried employees of the Company on July 10, 2025.

9.	A message from the CEO of the Company posted at the manufacturing plants of the Company on July 10, 2025.

10.	A message from the CEO of the Company posted on the intranet of the Company on July 10, 2025.

* * *

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of the Company by Parent (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Parent. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

WELCOME TO OUR WK CONNECTION Session July 10, 2025

Forward Looking Statements and Legal Disclaimers Cautionary Statement Regarding Forward-Looking Statements This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period. All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. No Offer or Solicitation This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Participants in the Solicitation The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

WK Kellogg Co

4 Ferrero Ferrero North America Founded in Alba, where it continues operations to this day 47,000 employees 75+ years in business 22 plants and 11 offices 14,000 employees 50+years in North America About Ferrero Ferrero’s North America Portfolio

5 Our Journey Deploying Strategy & Beginning Execution ~500 bps Margin Improvement Spin Logic WK Strategy Development Build the Organization Separation Activities

6 Our Next Chapter Invest In our iconic brands and capabilities Build On our strong foundation Accelerate The realization of our strategic growth aspirations

7 Values-Driven, Family Founded Bring Out the Best in Each Other Show Up as One Company Create and Act Boldly Win with Purpose Have a “Make It Better” Mindset WK Kellogg Co

7 Values-Driven, Family Founded Bring Out the Best in Each Other Show Up as One Company Create and Act Boldly Win with Purpose Have a “Make It Better” Mindset WK Kellogg Co FERRERO Loyalty and Trust Passion for Quality Research and Innovation Respect And Responsibility Entrepreneurship Integrity and Moderation Work Create Donate

9 Intention is to remain a standalone business Battle Creek to remain a core location & HQ for North American cereal business A Great Home for Our People Plan to invest in WK Kellogg Co and capitalize on growth opportunities New opportunities for growth and development

10 Next Steps Today is just the first step In the meantime, business as usual Committed to keeping you informed Support one another, the WK Way

ALL HANDS ON Deck! 11

Run Through the Tape 12

WK CONNECTION Session Q &A 13

ALL HANDS ON Deck! 14

15 Resources WKEmployeeQuestions@wkkellogg.com • Reach out to your manager •Visit Employee Resource Site •Send us your questions:

Believe 16

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THANK YOU WK CONNECTION Session July 10, 2025

WK Kellogg Co 38,063 followers 2m Today,we announced that WK Kellogg Co has agreed to be acquired by the Ferrero Group to help write the next chapter of our storied legacy. Joining Ferrero will provide our Company with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market. #WeAreWK Review important and required disclosure related to this information here: https://lnkd.in/gJwHGqDE. Writing Our Next Chapter

CEO Internal Video Script

Good morning, WK team.

As you have likely seen, we made a significant and important announcement today about a proposed transaction related to our company’s future – WK Kellogg Co has agreed to be acquired by Ferrero. And I wanted to take the opportunity to speak to you about it directly.

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To start, the Leadership Team and I are confident that this transaction best positions WK to write the next successful chapter of our company’s storied legacy and honors the spirit of our founder W.K. Kellogg. Since the time Ferrero approached us – and throughout the deal process with them – that has been our North Star.

And you will know that this decision was not made lightly. It followed careful consideration and significant due diligence by both companies to ensure we are the right fit strategically, operationally, financially and culturally. We believe the case for combining with Ferrero is compelling.

—————————————

I appreciate that this news may elicit a range of emotions and affect each of you differently. And that you’re likely thinking “what does this mean for me?” As you should, that’s important – everyone at this company has a stake in our future.

With that, I would like to provide you with some additional color on how we got here, why we believe Ferrero is an ideal partner for WK Kellogg Co, and our current expectations for the next stage in this process. As I trust you will see, our WK team is key and plays a central role in all of this.

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It’s remarkable what we have accomplished as a team in a relatively short period of time since our spin-off from Kellogg.

CULTURE LAST – SEPARATE BRANDS AND BRAND CHARACTERS

You have heard me speak about how, together, we have created a scalable infrastructure, translatable capabilities, a frictionless supply chain, an exceptional winning culture. We also have an iconic brand portfolio and brand characters and we look forward to collaborating with their team to explore opportunities beyond cereal. And we did all of this while unplugging from Kellanova. These achievements are profoundly impressive and you should all take stock in that.

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CEO Internal Video Script

Ferrero recognized our work in building a durable business with a strong foundation and platform for growth. And it’s not surprising that they approached us about acquiring our business and share our excitement about the potential future opportunity and what we may be able to achieve together.

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I also want you to hear directly from me, more about Ferrero and why we believe they are the right partner, at the right time for our business and our people.

Ferrero is a privately held multinational confectionary and food company. I’m sure you know their brands which include Nutella, Kinder, Ferrero Rocher and Tic-Tac. They are also familiar with us, having acquired Keebler from Kellogg Company in 2019.

Like WK, Ferrero traces its roots to humble beginnings as a family business and still operates in the town of Alba, in Italy, where they were founded. They honor heritage and have consistently built upon it. So, it should come as no surprise that they intend to honor our own heritage by ensuring Battle Creek is a core location for Ferrero. In fact, the headquarters for the North American cereal business will continue to be in Battle Creek. What also stood out during our many discussions with their team was their focus on people, culture and community as well as a fierce commitment to innovation… much like our founder and company’s namesake.

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North America is a priority market for Ferrero and we have complementary product portfolios there with no evident category overlap. We believe that joining them will provide us with greater resources and more flexibility to further invest in our brands and operations, deliver for our customers and consumers and build a new era of innovation and growth at an accelerated pace in a competitive, dynamic market.

We expect to learn a lot from them and know that they are expecting the same from us. We truly believe Ferrero is a great home for our business and will provide our people with new opportunities for development and growth.

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The transaction is subject to shareowner approval, regulatory approvals and other customary closing conditions. We expect the transaction to close in the second half of 2025 and our primary focus between now and then will be doing what is right for the business, continuing to execute our strategic priorities, while minimizing disruption to employees. We should all continue to operate with a business-as-usual mindset, focusing on maintaining our current day-to-day activities.

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CEO Internal Video Script

And now more than ever is the time to live our beliefs and behaviors. We ask that you do what we do best at WK — focus on our business, ask questions and seek to understand. Of course, while doing so, be kind and supportive of one another, the WK way.

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I encourage you to read our joint press release to learn even more about this proposed transaction. And we will expand on that further in our Connection Session later today where you will also have an opportunity to ask questions. Please ask anything that is on your mind. If you are thinking it, others probably are, too. The more we can share at this moment, the better.

Our optimism about the road ahead is unwavering and going forward we remain committed to doing things the WK Way, as we write the next chapter of our founder’s story.

I want to thank you for all that you do. Together with Ferrero, we look forward to the future.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current

27

CEO Internal Video Script

plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the

28

CEO Internal Video Script

SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer

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CEO Internal Video Script

and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

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Announcement Day Leadership Community Briefing Document

Overview

This document was created as a guide for your conversations and outreach with your teams and externally on announcement day and the days following announcement. As leadership community members, you play a key role in communicating with our employees and about the announcement, ensuring clear and consistent messaging and setting expectations to help the team remain focused on their day-to-day responsibilities.

This announcement will spark a range of emotions and many questions, which is expected with this kind of news. While we won’t have all the answers to share today, it is essential that we demonstrate transparency and address concerns to the extent possible, while also encouraging team members to speak up, share their perspectives, and use the resources available to them.

Within this document, you will find a sample outreach email, talking points, and a topline Q&A to guide you in any conversations. We encourage you to share the email with your team today.

Below are important guidelines for you to review and understand prior to communicating:

•	This briefing document is intended to provide messaging and reference materials to help guide your conversations with your teams. Please do not distribute this document in written form.

•	You are not expected to memorize the materials. Rather, internalize the messages and use your judgment to communicate.

•	As mentioned, we won’t have all the answers today. Please don’t hesitate to reach out to the Leadership Team, who will be ready to help.

•	For further information, please direct employees to company-issued materials, including the press release and materials on WK Central.

•	As always, if you receive a question from the media, please send it to the Media Hotline at media.hotline@wkkellogg.com.

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Sample outreach email

Subject: Important WK Kellogg Co Update

Dear [XX],

As you’ve likely seen by now, WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

You should have received an invite for a Connection Session at 10 a.m. ET, during which Gary and the Leadership Team will provide more details on what was announced and what it means for WK Kellogg Co going forward. Please make every effort to attend.

This is a significant day for WK Kellogg Co, and one that we know will spark many questions. Our primary focus right now is doing what is right for the business, continuing to execute on our strategic priorities, and minimizing disruption for our people. Please know that the Leadership Team is committed to sharing information as and when it is available.

More resources are available on WK Central, including a video message from Gary, which I encourage you to watch if you haven’t already. A full cascade is in process to notify our relevant external stakeholders, so please let me know if you have any questions on that or if you feel you need any support.

Please feel free to reach out to me directly for any questions.

Best,

[XX]

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Talking points for briefing conversations with internal teams

•	WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

•

In connection with the acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheats®, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more.

•

Ferrero approached WK Kellogg Co after seeing the progress we had made in just a short period of time as an independent public company. They share our excitement about the potential of the business as it enters the next chapter of its evolution.

•

Ferrero is an ideal home for WK Kellogg Co, and the two companies are a strong strategic and cultural fit. With deep industry experience and aligned values, Ferrero is uniquely placed to help WK Kellogg Co write the next successful chapter of our storied legacy.

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•	Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

•	Our primary focus throughout this process will be doing what is right for the business, continuing to execute our strategic priorities and minimizing disruption to employees.

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on this journey.

•

We are committed to communicating with you all regularly and will provide more information as and when we are able throughout this process. We have delivered on that promise from our start, and you can count on us to continue connecting with you as we are able.

•

The companies will remain separate entities until the transaction has closed, and between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. The transaction is subject to customary closing conditions, including shareowner approval and regulatory approvals, and is expected to close in the second half of 2025.

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•

Please don’t hesitate to reach out with your questions. While you can always reach out to me or our HR Business Partner, we have also set up an email where you can submit your questions about the transaction, which can be found here wkemployeequestions@wkkellogg.com.

Talking points for external conversations

•	We recently announced that we entered into an agreement to be acquired by Ferrero.

•	Ferrero is a strong strategic and cultural fit for WK Kellogg Co. They have a ton of knowledge of the industry and their values align well with ours.

•	Ferrero approached us. They saw the progress we made in just a short period of time as an independent, public company and they share our excitement about the potential of the business moving forward.

•

The transaction is really about maximizing shareowner value today and unlocking additional resources. By combining with Ferrero, we’ll have greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

•	This acquisition continues Ferrero’s recent expansion strategy in North America, and will help them expand into the cereal category.

•

Ferrero and WK Kellogg Co share a lot of similarities. They began as a family business and continue to operate as one today. Like us, Ferrero is deeply committed to maintaining its founder’s values and vision in everything they do.

•	You’re probably familiar with many of their brands — Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•	Not much changes now. We will continue operating as separate entities with a business-as-usual mindset until the transaction closes.

•	We expect the transaction will close in the second half of 2025, subject to the satisfaction of customary closing conditions, including shareowner approval and regulatory approvals.

Top Q&A

1.	What did WK Kellogg Co and Ferrero announce today?

•	On July 10, WK Kellogg Co announced that it has agreed to be acquired by Ferrero for $23.00 per share in cash, and total enterprise value of $3.1 billion.

•	The transaction maximizes shareowner value through an attractive purchase price and enables WK Kellogg Co to write the next chapter of our company’s storied legacy.

•

With this acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes, Kellogg’s Froot Loops, Kellogg’s Frosted Mini Wheats, Kellogg’s Special K, Kellogg’s Rice Krispies, Kellogg’s Raisin Bran, Kashi, Bear Naked, and more.

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2.	Why is WK Kellogg Co being acquired by Ferrero? What’s the rationale for doing this now after we’ve just established ourselves as an independent company?

•

Since becoming an independent public company after being spun off from Kellanova (formerly, Kellogg Company) in October 2023, WK Kellogg Co has made tremendous progress on its transformation journey to become a stronger, more focused, and more profitable business. This progress was driven by a winning culture and building a stronger foundation for future growth.

•

After nearly two years of transforming the business, the Board and the management team believe now is the right time to combine with Ferrero to write the next chapter of our company’s storied legacy and deliver compelling value for our shareowners in a challenging macroenvironment.

•

WK Kellogg Co and Ferrero have highly complementary product portfolios in North America with no evident category overlap. Through this acquisition, Ferrero will enter the strategically relevant breakfast category by inheriting WK Kellogg Co’s position as a leading company in North American cereal. Ferrero will also be able to draw on WK Kellogg Co’s unique capabilities, strong customer relationships, and deep industry expertise, dating back to 1906 when its founder, W.K. Kellogg, first created the category with the invention of Corn Flakes.

•	Ferrero looks forward to collaborating with the WK Kellogg Co team to build on our foundation, deliver on the promise of cereal, and explore opportunities beyond cereal.

•	The transaction is part of Ferrero’s plan for strategic growth and expands their reach across more consumption occasions with renowned brands and strong consumer relevance.

3.	What are the next steps in the transaction?

•

As a first step towards obtaining shareowner approval, we will file a proxy statement which will include important details regarding the transaction. Thereafter, we will hold a special meeting of shareowners at which our shareowners will vote on approving the transaction. In addition, we will need certain regulatory approvals of the transaction. Once all of these steps are complete, along with the satisfaction of other customary closing conditions, the transaction will close.

•	Based on the expected timeline to obtain shareowner approvals and required regulatory approvals and clearances, we currently anticipate the transaction to close by in the second half of 2025.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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Stakeholder-specific Q&A

1.	What does this mean for me? How does this impact my role/responsibilities until the transaction closes?

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

•	Our primary focus throughout this process is doing what is right for the business and our people, continuing to execute our strategic priorities, and minimizing disruption to employees.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed and it’s important to continue to make progress in all of our responsibilities between this announcement and the close of the transaction.

•	As we learn more about Ferrero’s future organizational structure and integration plan we will share more with you.

2.	Are layoffs expected? Where / what areas of the business? Is my job safe? When will we know more?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

4.	Will I receive a severance as a result of the transaction? How much severance am I eligible for?

•	Your employment will transfer to Ferrero once the transaction closes.

•	If you decide not to transfer to Ferrero at close, you will not be eligible for severance.

•	Should your job be eliminated at any time during the 12-month period following the closing, you will be eligible to receive no less favorable severance benefits to those you are eligible today.

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5.	Will plants close as a result of this announcement? Does this change anything as it relates to the current transformation effort?

•	We will continue to move forward with the Supply Chain Modernization, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

6.	What does this mean for WK Kellogg Co’s other offices and their manufacturing footprint?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	We plan to continue to move forward with the Supply Chain Modernization initiatives, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

7.	Will jobs be leaving the U.S. and moving to other countries as a result of this announcement?

•	No, there is no current plan to do that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current activities. Most employees will see little to no change in their day-to-day responsibilities during this time.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

8.	Will my compensation/benefits change during the period from signing to close? What about after the transaction closes?

•	Your total target compensation will not change between now and the closing of the transaction.

•	After the closing of the transaction, Ferrero has agreed that your base salary and target total compensation will remain the same for 12 months following the date of transaction close.

•	Ferrero will provide more information on their compensation and benefits plans in the future.

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9.	Will my manager change?

•

You will continue to work with your current management team between now and close, unless otherwise communicated. We will provide updates on any further changes as we get closer and up to the closing of the transaction.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

10.	Are there resources for me as a manager to help effectively manage my team through this?

•	Yes. We are focused on minimizing disruption to employees and will ensure that you are well equipped to support your team through this transaction.

•	Please refer to your Leadership Community Briefing Materials for more information on how to talk to your teams about this announcement. We will keep our teams updated as the integration progresses.

•	Additionally, we’ve set up an employee Q&A inbox at wkemployeequestions@wkkellogg.com where you can direct employees to submit any additional questions and a member of the team will get back to them.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

11.	Will WK Kellogg Co remain headquartered in Battle Creek?

•	After closing, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

12.	What career opportunities will be available with Ferrero?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

13.	Between signing and closing, will WK Kellogg Co continue to hire people to fill open roles? Is this the real reason why we pulled back on hiring?

•

This transaction played no role in our current approach to filling open positions. Our current process of evaluating all open roles ensures we are organized to win and are allocating resources in line with our priorities.

•	This process should remain in place between now and the close of the transaction.

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14.	What resources are available to employees who are experiencing stress due to the changes that have been announced?

•	We understand that this announcement raises questions about your role and your future. If you have questions, please share them with your manager. We want to hear from you.

•	Employees can get the help they need through our Find Your Wings program with NewDirections, our Employee Assistance Program (EAP) partner, which is available on a 24/7basis.

•

Employees can call 833-365-2558 for support, resources and referrals or connect with NewDirections online at https://eap.ndbh.com/c/wkkellogg. They should enter the company code WKKELLOGG when prompted.

15.	Post close, will WK Kellogg Co be run as a separate business unit of Ferrero?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

16.	Post close, what will happen to the WK Kellogg Co name?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

17.	Post close, will Ferrero keep WK Kellogg Co’s brand names on products (i.e., Kellogg’s, Bear Naked, Kashi, etc.)?

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	At this time Ferrero has not communicated intentions to sunset any WK Kellogg Co brands or characters.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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18.	Will Ferrero keep all of WK Kellogg Co’s brands and characters?

•	WK Kellogg Co’s iconic brands and characters and their strong legacies are part of what made WK Kellogg Co so attractive to Ferrero.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	At this time, no intentions to sunset any WK Kellogg Co brands or characters have been communicated to us.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

19.	Will any of WK Kellogg Co’s products be changing?

•	We know how much our consumers enjoy the WK Kellogg Co brands they know and love.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

20.	When will we meet Ferrero?

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

21.	What is Ferrero’s U.S. presence like?

•	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	Ferrero recently made significant investments in its U.S. manufacturing footprint and workforce, including a new facility in Bloomington, IL.

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22.	How do Ferrero’s and WK Kellogg Co’s geographic footprints compare?

•	Ferrero is a private, family-owned, global food company that was born in 1946 as a small pastry shop in Alba Italy, where they still have operations.

•	Today, Ferrero offers more than 35 iconic brands available in over 170 countries the Ferrero family of companies employ a global workforce of more than 61,000 employees.

•	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

•	WK Kellogg Co’s journey began in 1894, and today we have more than 3,000 employees with 6 manufacturing plants and leading market positions in the U.S., Canada, and the Caribbean.

23.	What cost savings is Ferrero aiming to achieve and what are the sources? How much of the synergies will be related to headcount?

•	The transaction announcement is just the first step towards combining with Ferrero.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

24.	What kind of reputation and/or culture does Ferrero have?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

•

Ferrero is familiar with our culture and people, our rich heritage, and the power of our brands. They acquired Keebler and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio by increasing marketing spend to raise consumer awareness, revamp packaging, and reformulate ingredients.

•	Ferrero’s charitable giving in the U.S. includes investments in research, small businesses, entrepreneurship, and education, complementing WK Kellogg Co’s Feeding Happiness platform.

25.	What are Ferrero’s values? How do they align with WK Kellogg Co’s beliefs and behaviors?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

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•

Ferrero’s values – Loyalty & Trust, Respect & Responsibility, Integrity & Moderation, Passion for Quality, Research and Innovation, Entrepreneurship, and Work, Create, Donate – the Ferrero Foundation – align nicely with our beliefs and behaviors and the WK Way.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

26.	Who can I reach out to with questions?

•	Please reference the benefits vendor contact sheet for benefits-related questions.

•	We’ve set up an employee Q&A inbox at wkemployeequestions@wkkellogg.com where employees can submit any additional questions and a member of the team will get back to them.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

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All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

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No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

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Announcement Day HR Manager Briefing Document

Overview

This document was created as a guide for your conversations and outreach with your teams on announcement day and the days following announcement. As HR Managers, you play a key role in communicating with our employees and potential employees about the announcement, ensuring clear and consistent messaging, and setting expectations to help the team remain focused on their day-to-day responsibilities.

This announcement will spark a range of emotions and many questions, which is expected with this kind of news. While we won’t have all the answers to share today, it is essential that we demonstrate transparency and address concerns to the extent possible, while also encouraging team members to speak up, share their perspectives, and use the resources available to them.

Within this document, you will find a sample outreach email, talking points and a topline Q&A to guide you in any conversations. We encourage you to share the email with your teams on July 10, 2025, after the press release and internal materials are issued and before the Connection Session takes place.

Below are important guidelines for you to review and understand prior to communicating:

•	This briefing document is intended to provide messaging and reference materials to help guide your conversations with your teams. Please do not distribute this document in written form.

•	You are not expected to memorize the materials. Rather, internalize the messages and use your judgement to communicate.

•	For further information, please direct employees to company-issued materials, including the press release and materials on WK Central.

•	As always, if you receive a question from the media, please send it to the Media Hotline at media.hotline@wkkellogg.com.

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Sample outreach email

Subject: Important WK Kellogg Co Update

Dear [XX],

As you’ve likely seen by now, WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

You should have received an invite for a Connection Session at 10 a.m. ET, during which Gary and the Leadership Team will provide more details on what was announced and what it means for WK Kellogg Co going forward. Please make every effort to attend.

This is a significant day for us, and one that we know will spark many questions. Our primary focus right now is doing what is right for the business, continuing to execute on our strategic priorities and minimizing disruption for our people. Please know that the Leadership Team is committed to sharing information as and when it is available.

More resources are available on WK Central, including a video message from Gary, which I encourage you to watch if you haven’t already. A full cascade is in process to notify our relevant external stakeholders, so please let me know if you have any questions on that or if you feel you need any support.

Please feel free to reach out to me directly for any questions.

Best,

[XX]

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Talking points for briefing conversations with internal teams

•	WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

•

In connection with the acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheat®s, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more.

•

Ferrero approached WK Kellogg Co after seeing the progress we had made in just a short period of time as an independent public company. They share our excitement about the potential of the business as it enters the next chapter of its evolution.

•

Ferrero is an ideal home for WK Kellogg Co, and the two companies are a strong strategic and cultural fit. With deep industry experience and aligned values, Ferrero is uniquely placed to help WK Kellogg Co write the next successful chapter of our storied legacy.

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•	Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

•	Our primary focus throughout this process will be doing what is right for the business, continuing to execute our strategic priorities and minimizing disruption to employees.

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on this journey.

•

We are committed to communicating with you all regularly and will provide more information as and when we are able throughout this process. We have delivered on that promise from our start, and you can count on us to continue connecting with you as we are able.

•

The companies will remain separate entities until the transaction has closed, and between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. The transaction is subject to customary closing conditions, including shareowner approval and regulatory approvals, and is expected to close in the second half of 2025.

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•

Please don’t hesitate to reach out with your questions. While you can always reach out to me or our HR Business Partner, we have also set up an email where you can submit your questions about the transaction, which can be found here wkemployeequestions@wkkellogg.com.

Top Q&A

1.	What did WK Kellogg Co and Ferrero announce today?

•	On July 10, WK Kellogg Co announced that it has agreed to be acquired by Ferrero for $23.00 per share in cash, and total enterprise value of $3.1 billion.

•	The transaction maximizes shareowner value through an attractive purchase price and enables WK Kellogg Co to write the next chapter of our company’s storied legacy.

•

With this acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes, Kellogg’s Froot Loops, Kellogg’s Frosted Mini Wheats, Kellogg’s Special K, Kellogg’s Rice Krispies, Kellogg’s Raisin Bran, Kashi, Bear Naked, and more.

2.	Why is WK Kellogg Co being acquired by Ferrero? What’s the rationale for doing this now after we’ve just established ourselves as an independent company?

•

Since becoming an independent public company after being spun off from Kellanova (formerly, Kellogg Company) in October 2023, WK Kellogg Co has made tremendous progress on its transformation journey to become a stronger, more focused, and more profitable business. This progress was driven by a winning culture and building a stronger foundation for future growth.

•

After nearly two years of transforming the business, the Board and the management team believe now is the right time to combine with Ferrero to write the next chapter of our company’s storied legacy and deliver compelling value for our shareowners in a challenging macroenvironment.

•

WK Kellogg Co and Ferrero have highly complementary product portfolios in North America with no evident category overlap. Through this acquisition, Ferrero will enter the strategically relevant breakfast category by inheriting WK Kellogg Co’s position as a leading company in North American cereal. Ferrero will also be able to draw on WK Kellogg Co’s unique capabilities, strong customer relationships, and deep industry expertise, dating back to 1906 when its founder, W.K. Kellogg, first created the category with the invention of Corn Flakes.

•	Ferrero looks forward to collaborating with the WK Kellogg Co team to build on our foundation, deliver on the promise of cereal, and explore opportunities beyond cereal.

•	The transaction is part of Ferrero’s plan for strategic growth and expands their reach across more consumption occasions with renowned brands and strong consumer relevance.

3.	What are the next steps in the transaction?

•	As a first step towards obtaining shareowner approval, we will file a proxy statement which will include important details regarding the transaction.

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Thereafter, we will hold a special meeting of shareowners at which our shareowners will vote on approving the transaction. In addition, we will need certain regulatory approvals of the transaction. Once all of these steps are complete, along with the satisfaction of other customary closing conditions, the transaction will close.

•	Based on the expected timeline to obtain shareowner approvals and required regulatory approvals and clearances, we currently anticipate the transaction to close by in the second half of 2025.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

Stakeholder-specific Q&A

4.	What does this mean for me? How does this impact my role/responsibilities until the transaction closes?

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

•	Our primary focus throughout this process is doing what is right for the business and our people, continuing to execute our strategic priorities, and minimizing disruption to employees.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed and it’s important to continue to make progress in all of our responsibilities between this announcement and the close of the transaction.

•	As we learn more about Ferrero’s future organizational structure and integration plan we will share more with you.

5.	Are layoffs expected? Where / what areas of the business? Is my job safe? When will we know more?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

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•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

6.	Will plants close as a result of this announcement? Does this change anything as it relates to the current transformation effort?

•	We will continue to move forward with the Supply Chain Modernization, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

7.	What does this mean for WK Kellogg Co’s other offices and their manufacturing footprint?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	We plan to continue to move forward with the Supply Chain Modernization initiatives, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

8.	Will jobs be leaving the U.S. and moving to other countries as a result of this announcement?

•	No, there is no plan currently contemplated to do that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current activities. Most employees will see little to no change in their day-to-day responsibilities during this time.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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9.	Will my compensation/benefits change during the period from signing to close? What about after the transaction closes?

•	Your total target compensation will not change between now and the closing of the transaction.

•

After the closing of the transaction, Ferrero has agreed that your base salary and target annual or short-term incentive opportunities (including bonus or commission) will remain the same for 12 months following the date of transaction close.

•	Ferrero will provide more information on their compensation and benefits plans in the future.

10.	Will my manager change?

•

You will continue to work with your current management team between now and close, unless otherwise communicated. We will provide updates on any further changes as we get closer and up to the closing of the transaction.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

11.	Are there resources for me as a manager to help effectively manage my team through this?

•	Yes. We are focused on minimizing disruption to employees and will ensure that you are well equipped to support your team through this transaction.

•	Please refer to your Leadership Community Briefing Materials for more information on how to talk to your teams about this announcement. We will keep our teams updated as the integration progresses.

•	Additionally, we’ve set up an employee Q&A inbox at wkemployeequestions@wkkellogg.com where you can direct employees to submit any additional questions and a member of the team will get back to them.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

12.	Will WK Kellogg Co remain headquartered in Battle Creek?

•	After closing, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

13.	What career opportunities will be available with Ferrero?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

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•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

14.	How does Ferrero assess talent? When will I know if I have a job with Ferrero?

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

15.	Between signing and closing, will WK Kellogg Co continue to hire people to fill open roles? Is this the real reason why we pulled back on hiring?

•

This transaction played no role in our current approach to filling open positions. Our current process of evaluating all open roles ensures we are organized to win and are allocating resources in line with our priorities.

•	This process should remain in place between now and the close of the transaction.

16.	Will I receive a severance as a result of the transaction? How much severance am I eligible for?

•	Your employment will transfer to Ferrero once the transaction closes.

•	If you decide not to transfer to Ferrero at close, you will not be eligible for severance.

•	Should your job be eliminated at any time during the 12-month period following the closing, you will be eligible to receive no less favorable severance benefits to those you are eligible today.

17.	Will Ferrero honor my years of Kellogg Company/WK Kellogg Co service?

•

Yes, you will retain your years of service worked for WK Kellogg Co (which includes years of service at predecessor companies such as Kellogg Company) following close of the transaction for purposes of our benefits plans that are based on service, like Paid Time Off.

18.	How does this transaction affect our ability to move forward with current hiring plans / processes?

•	Our current process of evaluating all open roles ensures we are organized to win and are allocating resources in line with our priorities.

•	This process should remain in place between now and the close of the transaction.

19.	I just hired someone, and they start soon. What should I tell them?

•	This does not change the job offer, role and start date extended to our new hires. They will continue to join WK Kellogg Co on the agreed start date.

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on our journey.

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FOR INTERNAL PURPOSES ONLY

•	The proposed transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

20.	I was planning to make some changes to the structure or the level of roles within my team. Can I still do that?

•	Please contact your HR Business Partner to discuss any specific people changes on your team, including any organizational changes, promotions or pay increases.

•	They will guide you on any internal reviews that need to take place before you can move forward.

21.	What resources are available to employees who are experiencing stress due to the changes that have been announced?

•	We understand that this announcement raises questions about your role and your future. If you have questions, please share them with your manager. We want to hear from you.

•	Employees can get the help they need through our Find Your Wings program with NewDirections, our Employee Assistance Program (EAP) partner, which is available on a 24/7basis.

•

Employees can call 833-365-2558 for support, resources and referrals or connect with NewDirections online at https://eap.ndbh.com/c/wkkellogg. They should enter the company code WKKELLOGG when prompted.

22.	Post close, will WK Kellogg Co be run as a separate business unit of Ferrero?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

23.	Post close, what will happen to the WK Kellogg Co name?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

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•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

24.	Will Ferrero keep all of WK Kellogg Co’s brands and characters?

•	WK Kellogg Co’s iconic brands and characters and their strong legacies are part of what made WK Kellogg Co so attractive to Ferrero.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	At this time, no intentions to sunset any WK Kellogg Co brands or characters have been communicated to us.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

25.	Will any of WK Kellogg Co’s products be changing?

•	We know how much our consumers enjoy the WK Kellogg Co brands they know and love.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

26.	When will we meet Ferrero’s leaders?

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

27.	What is Ferrero’s U.S. presence like?

•	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

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•	Ferrero recently made significant investments in its U.S. manufacturing footprint and workforce, including a new facility in Bloomington, IL.

28.	How do Ferrero’s and WK Kellogg Co’s geographic footprints compare?

•	Ferrero is a private, family-owned, global food company that was born in 1946 as a small pastry shop in Alba Italy, where they still have operations.

•	Today, Ferrero offers more than 35 iconic brands available in over 170 countries and the Ferrero family of companies employ a global workforce of more than 61,000 employees.

•	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

•	WK Kellogg Co’s journey began in 1894, and today we have more than 3,000 employees with 6 manufacturing plants and leading market positions in the U.S., Canada, and the Caribbean.

29.	What cost savings is Ferrero aiming to achieve and what are the sources? How much of the synergies will be related to headcount?

•	The transaction announcement is just the first step towards combining with Ferrero.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

30.	What kind of reputation and/or culture does Ferrero have?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

•

Ferrero is familiar with our culture and people, our rich heritage, and the power of our brands. They acquired Keebler and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio by increasing marketing spend to raise consumer awareness, revamp packaging, and reformulate ingredients.

•	Ferrero’s charitable giving in the U.S. includes investments in research, small businesses, entrepreneurship, and education, complementing WK Kellogg Co’s Feeding Happiness platform.

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31.	What are Ferrero’s values? How do they align with WK Kellogg Co’s beliefs and behaviors?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

•

Ferrero’s values – Loyalty & Trust, Respect & Responsibility, Integrity & Moderation, Passion for Quality, Research and Innovation, Entrepreneurship, and Work, Create, Donate – the Ferrero Foundation – align nicely with our beliefs and behaviors and the WK Way.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

32.	Who can I reach out to with questions?

•	Please reference the benefits vendor contact sheet for benefits-related questions.

•	We’ve set up an employee Q&A inbox at wkemployeequestions@wkkellogg.com where employees can submit any additional questions and a member of the team will get back to them.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

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Announcement Day Plant Director Briefing Document

Overview

This document was created as a guide for your conversations and outreach with your teams on announcement day and the days following announcement. As Plant Directors, you play a key role in communicating with our plant employees about the announcement, ensuring clear and consistent messaging, and setting expectations to help the team remain focused on their day-to-day responsibilities.

This announcement will spark a range of emotions and many questions, which is expected with this kind of news. While we won’t have all the answers to share today, it is essential that we demonstrate transparency and address concerns to the extent possible, while also encouraging team members to speak up, share their perspectives, and use the resources available to them.

Within this document, you will find talking points and a topline Q&A to guide you in any conversations. We ask that you encourage your employees to join the Connection Session that aligns with their shift.

Below are important guidelines for you to review and understand prior to communicating:

•	This briefing document is intended to provide messaging and reference materials to help guide your conversations with your teams. Please do not distribute this document in written form.

•	You are not expected to memorize the materials. Rather, internalize the messages and use your judgement to communicate.

•	For further information, please direct employees to company-issued materials, including the press release and materials on WK Central.

•	As always, if you receive a question from the media, please send it to the Media Hotline at media.hotline@wkkellogg.com.

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Talking points for briefing conversations with internal teams

•	WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

•

In connection with the acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheats®, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more.

•

Ferrero approached WK Kellogg Co after seeing the progress we had made in just a short period of time as an independent public company. They share our excitement about the potential of the business as it enters the next chapter of its evolution.

•

Ferrero is an ideal home for WK Kellogg Co, and the two companies are a strong strategic and cultural fit. With deep industry experience and aligned values, Ferrero is uniquely placed to help WK Kellogg Co write the next successful chapter of our storied legacy.

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•	Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

•	Our primary focus throughout this process will be doing what is right for the business, continuing to execute our strategic priorities and minimizing disruption to employees.

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on this journey.

•

We are committed to communicating with you all regularly and will provide more information as and when we are able throughout this process. We have delivered on that promise from our start, and you can count on us to continue connecting with you as we are able.

•

The companies will remain separate entities until the transaction has closed, and between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. The transaction is subject to customary closing conditions, including shareowner approval and regulatory approvals, and is expected to close in the second half of 2025.

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•

Please don’t hesitate to reach out with your questions. While you can always reach out to me or our HR Business Partner, we have also set up an email where you can submit your questions about the transaction, which can be found here wkemployeequestions@wkkellogg.com.

Top Q&A

1.	What did WK Kellogg Co and Ferrero announce today?

•	On July 10, WK Kellogg Co announced that it has agreed to be acquired by Ferrero for $23.00 per share in cash, and total enterprise value of $3.1 billion.

•	The transaction maximizes shareowner value through an attractive purchase price and enables WK Kellogg Co to write the next chapter of our company’s storied legacy.

•

With this acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes, Kellogg’s Froot Loops, Kellogg’s Frosted Mini Wheats, Kellogg’s Special K, Kellogg’s Rice Krispies, Kellogg’s Raisin Bran, Kashi, Bear Naked, and more.

2.	Why is WK Kellogg Co being acquired by Ferrero? What’s the rationale for doing this now after we’ve just established ourselves as an independent company?

•

Since becoming an independent public company after being spun off from Kellanova (formerly, Kellogg Company) in October 2023, WK Kellogg Co has made tremendous progress on its transformation journey to become a stronger, more focused, and more profitable business. This progress was driven by a winning culture and building a stronger foundation for future growth.

•

After nearly two years of transforming the business, the Board and the management team believe now is the right time to combine with Ferrero to write the next chapter of our company’s storied legacy and deliver compelling value for our shareowners in a challenging macroenvironment.

•

WK Kellogg Co and Ferrero have highly complementary product portfolios in North America with no evident category overlap. Through this acquisition, Ferrero will enter the strategically relevant breakfast category by inheriting WK Kellogg Co’s position as a leading company in North American cereal. Ferrero will also be able to draw on WK Kellogg Co’s unique capabilities, strong customer relationships, and deep industry expertise, dating back to 1906 when its founder, W.K. Kellogg, first created the category with the invention of Corn Flakes.

•	Ferrero looks forward to collaborating with the WK Kellogg Co team to build on our foundation, deliver on the promise of cereal, and explore opportunities beyond cereal.

•	The transaction is part of Ferrero’s plan for strategic growth and expands their reach across more consumption occasions with renowned brands and strong consumer relevance.

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3.	What are the next steps in the transaction?

•

As a first step towards obtaining shareowner approval, we will file a proxy statement which will include important details regarding the transaction. Thereafter, we will hold a special meeting of shareowners at which our shareowners will vote on approving the transaction. In addition, we will need certain regulatory approvals of the transaction. Once all of these steps are complete, along with the satisfaction of other customary closing conditions, the transaction will close.

•	Based on the expected timeline to obtain shareowner approvals and required regulatory approvals and clearances, we currently anticipate the transaction to close by in the second half of 2025.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

Stakeholder-specific Q&A

1.	What does this mean for me? How does this impact my role/responsibilities until the transaction closes?

•

This is an important day for WK Kellogg Co, and our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years and for many of us, many years, even decades, before that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

•	Our primary focus throughout this process is doing what is right for the business and our people, continuing to execute our strategic priorities, and minimizing disruption to employees.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed and it’s important to continue to make progress in all of our responsibilities between this announcement and the close of the transaction.

•	As we learn more about Ferrero’s future organizational structure and integration plan we will share more with you.

2.	Are layoffs expected? Where / what areas of the business? Is my job safe? When will we know more?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

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•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

3.	Will plants close as a result of this announcement? Does this change anything as it relates to the current transformation effort?

•	We will continue to move forward with the Supply Chain Modernization, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

4.	What does this mean for our other offices and its manufacturing footprint?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	We plan to continue to move forward with the Supply Chain Modernization initiatives, including the investment across several plants and the consolidation of the network footprint.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

5.	Will jobs be leaving the U.S. and moving to other countries as a result of this announcement?

•	No, there is no current plan to do that.

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current activities. Most employees will see little to no change in their day-to-day responsibilities during this time.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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4.	Will my compensation/benefits change during the period from signing to close? What about after the transaction closes?

•	Your total target compensation will not change between now and the closing of the transaction.

•	After the closing of the transaction, Ferrero has agreed that your base salary and target total compensation will remain the same for 12 months following the date of transaction close.

•	Ferrero will provide more information on their compensation and benefits plans in the future.

5.	Will my manager change?

•

You will continue to work with your current management team between now and close, unless otherwise communicated. We will provide updates on any further changes as we get closer and up to the closing of the transaction.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

6.	Will WK Kellogg remain headquartered in Battle Creek?

•	After closing, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

7.	What career opportunities will be available with Ferrero?

•	The transaction is expected to provide employees with new opportunities for growth and development, building on the entrepreneurial spirit and example set by W.K. Kellogg himself.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

8.	Will I receive a severance as a result of the transaction? How much severance am I eligible for?

•	Your employment will transfer to Ferrero once the transaction closes.

•	If you decide not to transfer to Ferrero at close, you will not be eligible for severance.

•	Should your job be eliminated at any time during the 12-month period following the closing, you will be eligible to receive no less favorable severance benefits to those you are eligible today.

9.	Will Ferrero honor my years of Kellogg Company/Frosty service?

•

Yes, you will retain your years of service worked for WK Kellogg Co (which includes years of service at predecessor companies such as Kellanova/Kellogg Company) following close of the transaction for purposes of our benefits plans that are based on service, like Paid Time Off.

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10.	I just received an offer and have not yet started working at WK Kellogg. Does this change my hiring status?

•	No, it does not change your hiring status. Offers that have been made will be honored. All new hires will transfer to Ferrero at close like all other employees.

11.	What resources are available to employees who are experiencing stress due to the changes that have been announced?

a.	We understand that this announcement raises questions about your role and your future. If you have questions, please share them with your manager. We want to hear from you.

b.	Employees can get the help they need through our Find Your Wings program with NewDirections, our Employee Assistance Program (EAP) partner, which is available on a 24/7basis.

c.

Employees can call 833-365-2558 for support, resources and referrals or connect with NewDirections online at https://eap.ndbh.com/c/wkkellogg. They should enter the company code WKKELLOGG when prompted.

12.	Post close, will WK Kellogg be run as a separate business unit of Ferrero?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

13.	Post close, what will happen to the WK Kellogg name?

•	Upon closing, the intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

14.	Post close, will Ferrero keep WK Kellogg’s brand names on products (i.e., Kellogg’s, Bear Naked, Kashi, etc.)?

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	At this time Ferrero has not communicated intentions to sunset any WK Kellogg Co brands or characters.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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15.	Will any of WK Kellogg’s products be changing?

•	We know how much our consumers enjoy the WK Kellogg Co brands they know and love.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

16.	When will we meet Ferrero’s leaders?

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

17.	What is Ferrero’s U.S. presence like?

d.	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

e.

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

f.	Ferrero recently made significant investments in its U.S. manufacturing footprint and workforce, including a new facility in Bloomington, IL.

18.	How do Ferrero’s and WK Kellogg’s geographic footprints compare?

•	Ferrero is a private, family-owned, global food company that was born in 1946 as a small pastry shop in Alba Italy, where they still have operations.

•	Today, Ferrero offers more than 35 iconic brands available in over 170 countries the Ferrero family of companies employ a global workforce of more than 61,000 employees.

•	Entering the North American market in 1969, Ferrero and its affiliated companies currently count more than 14,000 employees across 22 plants and 11 offices in North America.

•	WK Kellogg Co’s journey began in 1894, and today we have more than 3,000 employees with 6 manufacturing plants and leading market positions in the U.S., Canada, and the Caribbean.

19.	What cost savings is Ferrero aiming to achieve and what are the sources? How much of the synergies will be related to headcount?

•	The transaction announcement is just the first step towards combining with Ferrero.

•

Between now and close we will operate with a business-as-usual mindset, focusing on maintaining current day-to-day activities. Employees will see no change in their day-to-day responsibilities during this time as WK Kellogg Co and Ferrero will remain separate entities until the transaction has closed.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

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20.	What kind of reputation does Ferrero have?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

•

Ferrero is familiar with our culture and people, our rich heritage, and the power of our brands. They acquired Keebler and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio by increasing marketing spend to raise consumer awareness, revamp packaging, and reformulate ingredients.

•	Ferrero’s charitable giving in the U.S. includes investments in research, small businesses, entrepreneurship, and education, complementing WK Kellogg Co’s Feeding Happiness platform.

21.	What are Ferrero’s values? How do they align with WK Kellog’s beliefs and behaviors?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella, Kinder, Ferrero Rocher, and Tic-Tac.

•

Ferrero’s values – Loyalty & Trust, Respect & Responsibility, Integrity & Moderation, Passion for Quality, Research and Innovation, Entrepreneurship, and Work, Create, Donate – the Ferrero Foundation – align nicely with our beliefs and behaviors and the WK Way.

•

Ferrero is an ideal home for our people. We have met with the Ferrero team on several occasions, and the conversation has always included discussions about our people and our culture. Like WK Kellogg Co, Ferrero has strong family roots and values and shares WK Kellogg Co’s deep commitment to innovation and community.

22.	Who can I reach out to with questions?

•	Please reference the benefits vendor contact sheet for benefits-related questions.

•	We’ve set up an employee Q&A inbox at wkemployeequestions@wkkellogg.com where employees can submit any additional questions and a member of the team will get back to them.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

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FOR INTERNAL PURPOSES ONLY

Announcement Day Retiree Talking Points & FAQs

Overview

This document was created as a guide for your conversations with our valued retirees on announcement day and the days following announcement. As relationship owners, you play an important role in communicating with our retirees about the announcement, ensuring clear and consistent messaging in all interactions.

This announcement will spark a range of emotions and many questions, which is expected with this kind of news. While we won’t have all the answers to share today, it is essential that we demonstrate transparency and address concerns to the extent possible.

Within this document, you will find talking points and a topline Q&A to guide you in any conversations you may have with our valued retirees.

Below are important guidelines for you to review and understand prior to communicating:

•	This briefing document is intended to provide messaging and reference materials to help guide your conversations with retirees. Please do not distribute this document in written form.

•	For further information, please direct retirees to company-issued materials, including the press release.

•	If you have any questions or notice anything of concern, please reach out to Mike Christensen.

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Talking points for briefing conversations

•	WK Kellogg Co today announced that it has agreed to be acquired by Ferrero.

•

In connection with the acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes®, Kellogg’s Froot Loops®, Kellogg’s Frosted Mini Wheats®, Kellogg’s Special K®, Kellogg’s Rice Krispies®, Kellogg’s Raisin Bran®, Kashi®, Bear Naked®, and more.

•	As retirees, we thank you for your years of hard work and dedication and the important role you played throughout our company’s journey.

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining their founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•	Joining Ferrero will provide WK Kellogg Co with greater resources and more flexibility to invest in and grow our iconic brands in this competitive and dynamic market.

•

The transaction announcement is just the first step towards combining with Ferrero. The companies will remain separate entities until the transaction has closed, and between now and close we will operate with a business-as-usual mindset.

•	Nothing changes about your benefits today.

•	The transaction is subject to customary closing conditions, including shareowner approval and regulatory approvals, and is expected to close in the second half of 2025.

•	We will communicate any changes as and when appropriate.

Top Q&A

1.	What did WK Kellogg Co and Ferrero announce today?

•	On July 10, WK Kellogg Co announced that it has agreed to be acquired by Ferrero for $23.00 per share in cash, and total enterprise value of $3.1 billion.

•	The transaction maximizes shareowner value through an attractive purchase price and enables WK Kellogg Co to write the next chapter of our company’s storied legacy.

•

With this acquisition, Ferrero will acquire WK Kellogg Co’s end-to-end operating infrastructure and its iconic cereal brands in the U.S., Canada, and the Caribbean, including Kellogg’s Frosted Flakes, Kellogg’s Froot Loops, Kellogg’s Frosted Mini Wheats, Kellogg’s Special K, Kellogg’s Rice Krispies, Kellogg’s Raisin Bran, Kashi, Bear Naked, and more.

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2.	Why is WK Kellogg Co being acquired by Ferrero? What’s the rationale for doing this now after we’ve just established ourselves as an independent company?

•

Since becoming an independent public company after being spun off from Kellanova (formerly, Kellogg Company) in October 2023, WK Kellogg Co has made tremendous progress on its transformation journey to become a stronger, more focused, and more profitable business. This progress was driven by a winning culture and building a stronger foundation for future growth.

•

After nearly two years of transforming the business, the Board and the management team believe now is the right time to combine with Ferrero to write the next chapter of our company’s storied legacy and deliver compelling value for our shareowners in a challenging macroenvironment.

•

WK Kellogg Co and Ferrero have highly complementary product portfolios in North America with no evident category overlap. Through this acquisition, Ferrero will enter the strategically relevant breakfast category by inheriting WK Kellogg Co’s position as a leading company in North American cereal. Ferrero will also be able to draw on WK Kellogg Co’s unique capabilities, strong customer relationships, and deep industry expertise, dating back to 1906 when its founder, W.K. Kellogg, first created the category with the invention of Corn Flakes.

•	Ferrero looks forward to collaborating with the WK Kellogg Co team to build on our foundation, deliver on the promise of cereal, and explore opportunities beyond cereal.

•	The transaction is part of Ferrero’s plan for strategic growth and expands their reach across more consumption occasions with renowned brands and strong consumer relevance.

3.	What are the next steps in the transaction?

•

As a first step towards obtaining shareowner approval, we will file a proxy statement which will include important details regarding the transaction. Thereafter, we will hold a special meeting of shareowners at which our shareowners will vote on approving the transaction. In addition, we will need certain regulatory approvals of the transaction. Once all of these steps are complete, along with the satisfaction of other customary closing conditions, the transaction will close.

•	Based on the expected timeline to obtain shareowner approvals and required regulatory approvals and clearances, we currently anticipate the transaction to close by in the second half of 2025.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

Stakeholder-specific Q&A

1.	Will WK Kellogg Co retirees continue to receive healthcare benefits?

•	Yes. Similar to the spin off, your plan will transfer to Ferrero at the closing of the transaction and your eligibility will continue.

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2.	I’m a retiree. How will this announcement impact the value of my pension?

•	This announcement does not impact the value of your pension.

•	The pension plan will transfer to Ferrero at the closing of the transaction for union employees.

3.	What will happen to the company store?

•	After closing, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	We are committed to communicating with you all regularly and will provide more information, including transaction updates and next steps, as and when we are able throughout this process.

4.	Post close, will Ferrero keep WK Kellogg Co’s brand names on products (i.e., Kellogg’s, Bear Naked, Kashi, etc.)?

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	At this time Ferrero has not communicated intentions to sunset any WK Kellogg Co brands or characters.

•	The transaction announcement is just the first step towards combining with Ferrero. The companies will remain entirely independent prior to closing and will operate with a business-as-usual mindset.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

5.	Will any of WK Kellogg Co’s products be changing?

•	We know how much our consumers enjoy the WK Kellogg Co brands they know and love.

•

With this acquisition, Ferrero continues its recent expansion strategy in North America following a series of successful acquisitions that have diversified its product portfolio and broadened its consumer base. As part of this, Ferrero plans to invest in and grow WK Kellogg Co’s iconic brands that are well-loved by American consumers. They have long admired WK Kellogg Co’s legacy and are proud to be entrusted with carrying our iconic American brands forward.

•	There are many specifics that we will determine as part of the integration process, which will begin at closing.

6.	Will WK Kellogg Co remain headquartered in Battle Creek?

•	After closing, Battle Creek, MI will remain a core location for the company and will be Ferrero’s headquarters for North America cereal.

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7.	What kind of reputation does Ferrero have?

•

Like WK Kellogg Co, Ferrero traces its roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded, and similar to how we embody the spirit of entrepreneurship and innovation that led Mr. Kellogg to create his first box of Corn Flakes more than 100 years ago, Ferrero is deeply committed to maintaining its founder’s values and vision. That commitment is underpinned by high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

•

Ferrero is familiar with our culture and people, our rich heritage, and the power of our brands. They acquired Keebler® and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio by increasing marketing spend to raise consumer awareness, revamp packaging, and reformulate ingredients.

•	Ferrero’s charitable giving in the U.S. includes investments in research, small businesses, entrepreneurship, and education, complementing WK Kellogg Co’s Feeding Happiness platform.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

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FOR INTERNAL PURPOSES ONLY

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

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CONFIDENTIAL – NOT FOR DISTRIBUTION

FOR INTERNAL PURPOSES ONLY

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

7

WK Kellogg Co Salaried Employee Email

Sending date: July 10, 2025 at 7:01am ET

From: WKKC Employee Communications

Audience: All salaried employees

A Message from CEO Gary Pilnick: Announcing the Next Step in our Journey

Today marks a significant and important milestone as WK Kellogg Co continues its journey: We have agreed to be acquired by Ferrero Group. Please see HERE [insert link to press release] for the press release issued today.

Please take a moment to read THIS POST [insert link] and watch the video included.

You will also receive an invite to a special Connection Session today at 10:00am ET. We hope to see you there.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Print & Post – WK Kellogg Co

Message From: Gary Pilnick

Posting date: July 10, 2025 at 7:01am ET

Audience: WKKC plant employees

A Message from CEO Gary Pilnick: Announcing the Next Step in our Journey

Today marks a significant and important milestone as WK Kellogg Co continues its journey: We have agreed to be acquired by Ferrero.

Over the past two years, we have improved and refocused our business as we fully unplugged from Kellanova, and the actions we have taken have resulted in a unique platform for growth. Specifically, we have created scalable infrastructure, translatable capabilities, a frictionless supply chain, an exceptional culture, and a portfolio of iconic brands and characters.

Ferrero approached us after seeing the progress we had made in just a short period of time as an independent public company. They share our excitement about the potential of the business as we write the next chapter of our company’s storied legacy.

Ferrero is a private, family-owned, global food company that was born in 1946 as a small pastry shop in Alba, Italy, where they still have operations. Today, the Ferrero Group offers more than 35 iconic brands available in over 170 countries. In total, there are more than 61,000 employees within the Ferrero group of companies around the world.

Ferrero is known for high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

By combining with Ferrero, WK Kellogg Co will have greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

Like WK Kellogg Co, Ferrero traces their roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded and, like us, are deeply committed to maintaining their founder’s values and vision. On top of that, Ferrero is familiar with our rich heritage and the power of our brands. They acquired Keebler® and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio.

The intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group. After the transaction closes, Battle Creek, MI will remain a core location for the company and will be Ferrero’s HQ for North America cereal.

This acquisition is part of Ferrero’s plan for strategic growth and continues Ferrero’s proven strategy to acquire, invest in, and grow iconic brands as it continues to enhance its overall footprint and product offerings in North America.

Our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years, and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on our journey.

For more information on today’s announcement, please scan this QR code.

[INSERT QR CODE]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

WK Central Article

Message From: Gary Pilnick

Posting date: July 10, 2025 at 7:01am ET

Audience: WKKC employees

A Message from CEO Gary Pilnick: Announcing the Next Step in our Journey

Today marks a significant and important milestone as WK Kellogg Co continues its journey: We have agreed to be acquired by Ferrero.

Over the past two years, we have improved and refocused our business as we fully unplugged from Kellanova, and the actions we have taken have resulted in a unique platform for growth. Specifically, we have created scalable infrastructure, translatable capabilities, a frictionless supply chain, an exceptional culture, and a portfolio of iconic brands and characters.

Ferrero approached us after seeing the progress we had made in just a short period of time as an independent public company. They share our excitement about the potential of the business as we write the next chapter of our company’s storied legacy.

Ferrero is a private, family-owned, global food company that was born in 1946 as a small pastry shop in Alba, Italy, where they still have operations. Today, the Ferrero Group offers more than 35 iconic brands available in over 170 countries. In total, there are more than 61,000 employees within the Ferrero group of companies around the world.

Ferrero is known for high-quality products, a long legacy of community-building, entrepreneurship and innovation, and a portfolio of well-loved brands such as Nutella®, Kinder®, Ferrero Rocher®, and Tic-Tac®.

By combining with Ferrero, WK Kellogg Co will have greater resources and more flexibility to grow our iconic brands in this competitive and dynamic market.

Like WK Kellogg Co, Ferrero traces their roots to humble beginnings as a family business. They, like us, still operate in the town where they were founded and, like us, are deeply committed to maintaining their founder’s values and vision. On top of that, Ferrero is familiar with our rich heritage and the power of our brands. They acquired Keebler® and the related cookie brands from Kellogg Company in 2019 and invested strategically to grow the portfolio.

The intention is for WK Kellogg Co to remain a stand-alone business within the Ferrero Group. After the transaction closes, Battle Creek, MI will remain a core location for the company and will be Ferrero’s HQ for North America cereal.

This acquisition is part of Ferrero’s plan for strategic growth and continues Ferrero’s proven strategy to acquire, invest in, and grow iconic brands as it continues to enhance its overall footprint and product offerings in North America.

Our optimism about the road ahead is unwavering. Getting to this stage is a testament to the hard work all of us have put into the company over the last two years, and for many of us, many years, even decades, before that. Going forward, we remain committed to leveraging our culture and doing things the WK Way as we take the next step on our journey.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and its directors and its executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.